UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/1/2010

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01	Regulation FD Disclosure

On December 2, 2010, we are hosting an Analyst Day to update the investment community on our company, our growth initiatives and our strategic priorities. At the meeting, we will also update our Q4 2010 financial guidance to $14.1 million in sales and $0.2 million in operating income. We will also give 2011 guidance of $62.7 million in sales, $6.0 million in operating income, and $0.26 in fully-diluted earnings per share.

Our Q4 2010 guidance implies sales growth of 4% in the quarter and 2010 full-year sales growth of 9%, and also implies organic sales growth of 8% in the quarter and 2010 full-year organic sales growth of 12%. Full-year 2011 sales guidance implies a 13% increase, and an 8% organic increase. Sales and operating income amounts reflect the impact of changes in foreign currency exchange rates since previous guidance was given, our recent LifeSpan acquisition, the AlboGraft production transfer to our Burlington, Massachusetts headquarters, and the redeployment of stent graft spending. Excluding effects from these operational changes, we believe that 2011 sales would be $61.0 million and 2011 operating income would be $9.5 million, representing a 15% operating margin.

Guidance amounts exclude the effects of additional restructurings, acquisitions, foreign exchange fluctuations and distributor terminations.

Use of Non-GAAP Financial Measures

We believe that in order to properly understand our short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate our operational performance and as a basis for strategic planning. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this Current Report on Form 8-K.

This Current Report on Form 8-K includes sales growth after adjusting for foreign exchange, business development transactions, and other non-recurring events. We refer to this as “organic” sales growth. We analyze net sales on a constant currency basis net of acquisitions and other non-recurring events to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, product discontinuations, and other strategic transactions are episodic in nature and highly variable in sales impact, we believe that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to both management and our investors. We commenced distribution of the XenoSure Biologic Patch in Q1 2009 and we divested the OptiLock Implantable Port and discontinued sales of the aSpire Stent in Q2 2010.

In this Current report on Form 8-K, we also reference non-GAAP sales and operating income measures which excludes certain non-recurring revenues and expenses related to restructuring, acquisitions and other strategic decisions. During Q4 2010, we acquired assets related to the Lifespan Vascular Graft in two separate transactions with subsidiaries of Angiotech Pharmaceuticals, Inc. and Edwards Lifesciences Corporation, adopted a reorganization plan designed to eliminate redundant costs resulting from our 2007 acquisition of Biomateriali Srl, and announced a decision to reduce strategic investment in our stent graft program.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this Current Report on Form 8-K regarding our business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, statements regarding our 2010 and 2011 financial guidance are forward-looking, involving risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include, but are not limited to, the risk that we do not generate sufficient operating scale to maintain or increase profitability; the risk that we do not realized the anticipated benefits of our acquisitions and other strategic transactions; risks related to product demand and market acceptance of our products; the possibility that our new products may fail to provide the desired safety and efficacy or may not be accepted by the market for other reasons; the significant competition we face from other companies, technologies, and alternative medical procedures; the risk that we may fail to expand our product offerings through internal development or acquisition; the general uncertainty related to seeking regulatory approvals for our products; and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, all of which are available on our investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. We undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth for Quarterly Guidance:
For the three months ending December 31, 2010
Net sales per guidance	$14,100
Impact of currency exchange rate fluctuations	463
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	106

Adjusted net sales		$14,669

For the three months ending December 31, 2009
Net Sales as reported		$13,584

Adjusted net sales increase for the three months ending December 31, 2010		$1,085	8%

Reconciliation between GAAP and Non-GAAP sales growth for Annual Guidance:
For the year ending December 31, 2010
Net sales per guidance	$55,700
Impact of currency exchange rate fluctuations	903
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	181

Adjusted net sales		$56,784

For the year ending December 31, 2009
Net Sales as reported		$50,908

Adjusted net sales increase for the year ending December 31, 2010		$5,876	12%

Reconciliation between GAAP and Non-GAAP Operating Income for Quarterly Guidance:
For the three months ending December 31, 2010
Operating Income per guidance	$200
Albograft manufacturing transfer	550
Lifespan acquisition impact	225
Endofit related charges	525

Adjusted Operating Income, Ex-Initiatives		$1,500

Reconciliation between GAAP and Non-GAAP sales growth for Annual Guidance:
For the year ending December 31, 2011
Net sales per guidance	$62,700
Impact of currency exchange rate fluctuations	(820)
Revenues resulting from Lifespan acquisition	(1,700)
Net impact of discontinued products, excluding currency	65

Adjusted net sales		$60,245

For the year ending December 31, 2010
Net Sales as reported		$55,700

Adjusted net sales increase for the year ending December 31, 2011		$4,545	8%

Reconciliation between GAAP and Non-GAAP Sales for Annual Guidance:
For the year ending December 31, 2011
Net sales per guidance	$62,700
Revenues resulting from Lifespan acquisition	(1,700)

Adjusted net sales, Ex-Initiatives	$61,000

Reconciliation between GAAP and Non-GAAP Operating Income for Annual Guidance:
For the year ending December 31, 2011
Operating Income per guidance	$6,000
Albograft manufacturing transfer	2,200
Lifespan acquisition impact	550
Endofit related charges	750

Adjusted Operating Income, Ex-Initiatives		$9,500

Adjusted Operating Income, Ex-Initiatives as a percentage of Revenue		15.57%

Reconciliation between GAAP and Non-GAAP EPS for Annual Guidance:

	2011 Guidance	2011 Ex-Initiatives
For the year ending December 31, 2011
Operating Income per guidance	$6,000	$9,500
Less: Provision for Income Taxes	(1,920)	(3,040)

Net Income	4,080	6,460
Weighted Average Shares Outstanding	15,800	15,800

EPS	$0.26	$0.41

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: December 1, 2010	By:	Aaron M. Grossman

/S/ AARON M. GROSSMAN
Aaron M. Grossman
Secretary